JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
AND JULIUS BAER GLOBAL INCOME FUND

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------

Dear Fellow Shareholder:


     Once again, I am pleased to offer reports from the Fund's investment advisors on the performance and economic outlook of the Julius Baer International Equity Fund ("Equity Fund") and the Julius Baer Global Income Fund ("Income Fund") for the recently completed fiscal year. For the one-year period ended October 31, 1999 the Equity Fund had a robust return of 44.86%, significantly outperforming its benchmark index. The Income Fund, however, underperformed its benchmark index and returned a negative 2.17% for the reporting period.


JULIUS BAER INTERNATIONAL EQUITY FUND


     The Equity Fund returned +17.14% for the past 6 months, +44.86% over the past 12 months, and +97.92% over the past 3 years versus the MSCI EAFE Index (the "benchmark") returns of +6.73%, +23.03%, and +41.15% over comparable periods. Returns for the Lipper International Equity Fund Index (the "competition"), a reasonable proxy for our competitors, were +7.89%, +23.05%, and +45.97%, over comparable periods, respectively:



                                                                                             TOTAL RETURN
                                                                      -----------------------------------------------------------
                                                                           6-MONTH              1-YEAR               3-YEAR
                                                                      4/30/99-10/31/99     10/31/98-10/31/99    10/31/96-10/31/99
                                                                      -----------------    -----------------    -----------------
Julius Baer International Equity Fund..............................             +17.14%              +44.86%               +97.96%
MSCI EAFE w net dividend reinvested................................              +6.73%              +23.03%               +41.15%
LIPPER International Equity Fund Index.............................              +7.89%              +23.05%               +45.97%

Julius Baer International Equity Fund vs. EAFE.....................             +10.41%              +21.83%               +56.81%
Julius Baer International Equity Fund vs. LIPPER...................              +9.25%              +21.81%               +51.99%



     As can be seen from the table above, the Equity Fund has strongly and consistently outperformed both the benchmark and the competition over the 6-month, 1-year, and 3-year periods. In the past, a significant portion of our strong performance was due to our geographical and country allocation--especially our under-exposure to Japanese equities. This fiscal year, however, we can attribute a sizable part of our performance to our sector and stock selection.



     In Japan, we have increased our exposure to approximately 23%, although we remain slightly underweight. Most of the additions to Japan have been funneled towards "the new economy"--i.e. telecommunications and Internet-related sectors. We also participated in the small cap rally by buying a few retailers. Also of note, we have several stocks that increased more than 100%.



     In Europe, we reduced our strong overweight position to approximately neutral. However, we increased our exposure toward the new economy at the expense of some cyclical and defensive stocks. We were overweight technology and telecommunications, as in our Japanese positions. Again, as in Japan, several stocks in these sectors were up more than 100%.



     In Emerging Markets, we sold most of our positions in Greece after the strong market rally--currently, our exposure is less than 1%. We shifted some of these funds toward Turkey, where we see the government undertaking serious efforts towards structural reforms. We also have allocated some funds toward Thailand, Indonesia, and the Philippines. But the performance of these markets has been dismal so far as progress on the cyclical and structural front have been slow to materialize. We also sold our positions in Mexico and Brazil. Our current exposure to emerging markets is approximately 6%.


     We ended the fiscal year with a relatively high position in cash and other assets--around 17%. This was due to a combination of two concerns--the high valuations prevailing in the global equity markets as well as some late tax-loss selling to minimize the tax bills to our taxable shareholders. However, most of that cash was reinvested in the markets as bond yields started to fall, causing the stock markets around the world to rally. Most of our foreign currency exposure is currently unhedged as we feel that the current strength in the U.S. dollar is a little excessive.



     We expect at least two major changes to our strategy in the next fiscal year. The first change is that we anticipate an increase in our European small cap exposure. We foresee many opportunities in that sector as the entrepreneurial culture continues to evolve and the flow of venture capital money continues to grow. To quote a co-founder of a very successful European Internet consulting company with whom we met recently: "What the American Internet consulting companies are doing today, we have been doing for three years. The reason we were not able to grow as fast is because in Europe you can't get funding unless you are highly profitable. When it comes to venture capital, Europe is an emerging market." However, we believe that this is rapidly changing and that the valuation gap between European small cap growth and their U.S. counterparts is large and unjustified.


     The second change to the Equity Fund's strategy is that we expect to increase our exposure to Eastern Europe. We believe that several countries in the region are serious candidates to join the European Union and, at a later stage, the European Monetary Union ("EMU"). It will take several years before that occurs, but markets may start to rally in anticipation. And for patient investors, we expect the gains to be significant because an EMU membership will cause a significant re-rating of the equity markets of those countries as the inherent investment risks and the cost of funding are greatly reduced.


JULIUS BAER GLOBAL INCOME FUND



     During the twelve months ended October 31, 1999, the Income Fund had a negative aggregate total return of 2.17% compared with a negative 0.03% for the customized benchmark index--(80% Merrill Lynch 1-10Yr US Government/Corporate Bond Index and 20% JP Morgan Global Government Non-US in US$ Bond Index)--(the "benchmark"). The primary reason for the shortfall versus the benchmark was the absence of a position in Japan. We believed that the very low yields of the Japanese bond market offered little value. While we were correct on our interest rate view, the sharp rally in the Japanese yen hurt our performance and that of our competitors, relative the benchmark. We believe our returns look attractive compared to our competitive universe.



     Global bond yields continued to rise during the period. The persistent strength of the U.S. economy and signs of rising inflation caused the Federal Reserve (the "Fed") to begin hiking interest rates in late June. Global bond markets were generally unsettled by the beginning of U.S. rate hikes and feared a prolonged cycle of interest rate tightening. The Fed has increased interest rates 75 basis points since the summer from 4.75% to 5.50%. The 30-year U.S. Treasury bond rose from a low of 4.95% to 6.38% during the period, hitting a high of 6.38% in mid October.


     The fear of higher interest rates and rumors of large upcoming corporate issuance induced a marked widening of swap spreads over the summer. Corporate bonds and all "spread products" underperformed core government bonds during this period. In hindsight, this was a buying opportunity as spreads fell quickly toward their earlier levels and our corporate bond and Greek bond (a form of spread product) holdings outperformed in the preceding period.


     In Europe, signs of economic health began to surface, and although no signs of domestic pricing pressure existed, bond yields were driven higher in sympathy with the U.S. market. The Euro rose quickly in late July on the encouraging growth news, but suffered later in the period. In early December, the Euro was trading at an all time low, falling below 1.00 to the U.S. dollar. We remained neutral in our Euro positioning through most of the period, but as a positive trend appeared to emerge, we began to build a position in October. We expect that favorable fundamentals and more supportive market positioning will propel the Euro in 2000.



     The Japanese economy also began to show signs of acceleration during the summer. On this positive fundamental development, 10 year bond yields rose from 1.2% to 2.0% and the Japanese yen rallied from 122 to 104 versus the U.S. dollar. As mentioned earlier, we remain underweight the Japanese bond market and the Japanese yen. We believe that a prolonged strengthening of the Japanese yen will be detrimental to the still fragile recovery in Japan.

     We remained defensively positioned through June of this year. Our overall duration was neutral, but we held positions that generally outperform in negative bond market environments, such as TIPS (U.S. Treasury Inflation Protected Securities) and U.S. Mortgage Backed Securities. This did help us to outperform the index in negative months. The sell-off of European bonds in sympathy with U.S. Treasuries caused European issues to look attractive on both a relative and absolute basis. We thus added French bonds to the portfolio in the latter half of the fiscal year and lengthened the total portfolio duration. European bonds did in fact outperform in the following months and this added positively to our performance. In mid-October the trend in yields again appeared negative and we scaled back our long duration position and returned to neutral ahead of the millennium. Thus far, we have accurately assessed the direction of yields and will look for higher yield levels and weaker economic data before increasing our interest rate risk.



     Effective November 15, 1999 the Julius Baer International Equity Fund and the Julius Baer Global Income Fund introduced a new "institutional share class" ("Class I shares") in addition to the current retail class ("Class A shares"). The Class I shares have a higher initial minimum investment and are only offered to qualified financial institutions and individuals. The Class I shares are essentially the same as the Class A shares in terms of investment objective and portfolio investments. However, the Class I shares will have lower operating expenses than the Class A shares.



     In conclusion, on behalf of the management of the Julius Baer Investment Funds I would like to express our appreciation to the shareholders for their continued support. We will continue to strive to provide you with our best professional management capabilities and look forward to the many great challenges ahead as we approach the new millennium.


                                         Sincerely,

                                         Michael Quain
                                         President
                                         December 10, 1999

The views expressed in this shareholder letter reflect those of the President of the Funds only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
--------------------------------------------------------------------------------


     It is the Income Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED)
---------------------------------------------------------------------------------
Year Ended 10/31/99..............................................................   (2.17%)
Five Years Ended 10/31/99........................................................   6.38%
Inception (7/1/92) through 10/31/99..............................................   5.59%

------------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Income Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/99; without such waivers and reimbursements, total returns would have been lower.

                         Growth of $10,000 invested in
                    shares of Julius Baer Global Income Fund
                vs. a Blended Merrill Lynch and JP Morgan Index
                         July 1, 1992-October 31, 1999+

[The following chart was represented by a line graph in the printed material.]





                               Fund                  Combined
                                                  Merr/JP Morg
      July 1992               10,000                  10,000
       Oct 1992               10,486                  10,276
       Apr 1993               10,781                  10,852
       Oct 1993               11,341                  11,289
       Apr 1994               11,018                  11,106
       Oct 1994               10,939                  11,310
       Apr 1995               11,690                  12,124
       Oct 1995               12,460                  12,826
       Apr 1996               12,755                  12,949
       Oct 1996               13,488                  13,588
       Apr 1997               13,385                  13,595
       Oct 1997               13,925                  14,420
       Apr 1998               14,276                  14,770
       Oct 1998               15,238                  15,873
       Apr 1999               15,150                  15,813
       Oct 1999               14,907                  15,877

------------------
+ Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains distributions through October 31, 1999. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/Corporate Index and 20% of the JP Morgan Global Government (non-U.S.) Bond Index.

  NOTE: All figures cited here and on the following pages represent past performance of the Income Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     It is the Equity Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED)
---------------------------------------------------------------------------------
Year Ended 10/31/99..............................................................   44.84%
Five Years Ended 10/31/99........................................................   14.86%
Inception (10/4/93) through 10/31/99.............................................   11.02%

------------------

* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Equity Fund commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

                         Growth of $10,000 invested in
                shares of Julius Baer International Equity Fund
                         vs. Morgan Stanley EAFE Index
                        October 4, 1993-October 31,1999+


                                 [Line Graph]

                                   International          Morgan
                                       Equity            Stanley
Oct 1993                               10,000             10,000
Apr 1994                                9,608             10,798
Oct 1994                                9,440             11,261
Apr 1995                                7,970             11,401
Oct 1995                                8,462             11,219
Apr 1996                                9,281             12,701
Oct 1996                                9,540             12,394
Apr 1997                               10,592             12,588
Oct 1997                               11,227             12,968
Apr 1998                               14,672             14,970
Oct 1998                               13,035             14,219
Apr 1999                               16,118             16,275
Oct 1999                               18,880             17,252

------------------

+ Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains distributions through October 31, 1999.

  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.

  NOTE: All figures cited here and on the following pages represent past performance of the Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)


                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 28.6%
                          U.S. GOVERNMENT AGENCY MORTGAGE BACKED OBLIGATIONS -- 10.9%
                          Federal Home Loan Mortgage Corporation:
USD              981,510  6.500% due 04/01/2029.............................................................   $   941,329
USD              939,790  7.000% due 04/01/2029.............................................................       923,197
USD              180,194  7.000% due 06/01/2029.............................................................       177,013
                                                                                                               -----------
                                                                                                                 2,041,539
                                                                                                               -----------
                          Federal National Mortgage Association:
USD              303,057  6.500% due 05/01/2028.............................................................       290,414
                                                                                                               -----------
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 17.7%
                          Federal National Mortgage Association:
USD              220,000  5.625% due 03/15/2001.............................................................       218,625
USD              640,000  5.750% due 04/15/2003.............................................................       627,300
USD              400,000  5.750% due 07/15/2003.............................................................       391,375
                                                                                                               -----------
                                                                                                                 1,237,300
                                                                                                               -----------
                          US Treasury Note,
USD              775,000  6.625% due 06/30/2001.............................................................       784,688
                                                                                                               -----------
                          U.S. Treasury Inflation Indexed Bond,
USD            1,250,000  3.625% due 04/15/2028.............................................................     1,185,616
                                                                                                               -----------
                          U.S. Treasury Inflation Indexed Note,
USD              610,000  3.625% due 01/15/2008.............................................................       609,007
                                                                                                               -----------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $6,324,217)....................     6,148,564
                                                                                                               -----------
FOREIGN GOVERNMENT BONDS -- 28.0%
                          GREECE-6.6%
                          Hellenic Republic,
GRD          413,300,000  8.900% due 03/21/2004.............................................................     1,389,703
                                                                                                               -----------
                          UNITED KINGDOM -- 3.1%
                          United Kingdom Gilts,
GBP              400,000  6.500% due 12/07/2003.............................................................       666,007
                                                                                                               -----------


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
                          AUSTRALIA -- 2.9%
                          Government of Australia,
AUD              890,000  10.000% due 10/15/2002............................................................   $   627,305
                                                                                                               -----------
                          FINLAND -- 1.7%
                          Republic of Finland,
USD              350,000  7.875% due 07/28/2004.............................................................       367,737
                                                                                                               -----------
                          FRANCE -- 13.7%
                          Government of France,
EUR            3,100,000  4.000% due 10/25/2009.............................................................     2,946,774
                                                                                                               -----------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $6,185,712)..................................     5,997,526
                                                                                                               -----------
CORPORATE BONDS -- 24.9%
                          NETHERLANDS--5.5%
                          Household Netherlands BV (Yankee),
USD            1,225,000  6.200% due 12/01/2003.............................................................     1,186,323
                                                                                                               -----------
                          MULTI-NATIONAL -- 1.5%
                          EUROFIMA,
GBP              200,000  7.250% due 12/30/2003.............................................................       332,675
                                                                                                               -----------
                          SPAIN -- 0.9%
                          Instituto de Credito Official,
USD              200,000  6.000% due 05/19/2008.............................................................       189,315
                                                                                                               -----------
                          UNITED STATES -- 17.0%
                          ABN-Amro Bank NV (Chicago),
USD            1,200,000  7.250% due 05/31/2005.............................................................     1,200,433
                          Conoco, Inc.,
USD            1,300,000  6.350%, 04/15/2009................................................................     1,232,167
                          Ford Motor Credit Company,
USD            1,250,000  6.125% due 04/28/2003.............................................................     1,217,900
                                                                                                               -----------
                                                                                                                 3,650,500
                                                                                                               -----------
                          TOTAL CORPORATE BONDS (COST $5,523,383)...........................................     5,358,813
                                                                                                               -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
COMMERCIAL PAPER -- 9.1%
                          UNITED STATES -- 9.1%
                          MetLife Funding, Inc.,
USD            2,000,000  5.980% due 02/04/2000 (Cost $1,967,110)...........................................   $ 1,967,110
                                                                                                               -----------
REPURCHASE AGREEMENTS -- 7.9%
                          UNITED STATES -- 7.9%
USD            1,699,312  Investors Bank & Trust Repurchase Agreement, dated 10/29/99, due 11/01/99, with a maturity value of $1,699,951 and an effective yield of 4.51%, collateralized by a
                          Small Business Administration Obligation, with a rate of 8.250%, a maturity of
                          10/25/2021, and a market value of $1,784,278 (Cost $1,699,312)....................     1,699,312
                                                                                                               -----------
                          TOTAL INVESTMENTS -- 98.5% (COST $21,699,734)*....................................    21,171,325
                          OTHER ASSETS AND LIABILITIES (NET) -- 1.5%........................................       328,860
                                                                                                               -----------
                          TOTAL NET ASSETS -- 100.0%........................................................   $21,500,185
                                                                                                               -----------
                                                                                                               -----------
                          PORTFOLIO FOOTNOTES:
                          * Aggregate cost for federal income tax purposes $21,705,592

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1999

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY


                     CONTRACTS TO RECEIVE
               ---------------------------------                     NET UNREALIZED
EXPIRATION            LOCAL             VALUE IN     IN EXCHANGE     APPRECIATION
  DATE               CURRENCY             USD         FOR USD        (DEPRECIATION)
----------     --------------------     --------     -----------     --------------
12/10/99..         EUR      400,000      422,175       423,520          $ (1,345)
12/10/99..         EUR      426,548      450,194       450,000               194
12/22/99..         EUR      426,771      450,908       450,000               908
02/04/00..         EUR      598,678      634,484       645,554           (11,070)
02/04/00..         EUR      550,000      582,895       597,657           (14,762)
02/04/00..         EUR      550,000      582,895       600,655           (17,760)
                                                                        --------
               Net unrealized depreciation on forward foreign
              exchange contracts to buy.........................        $(43,835)
                                                                        --------
                                                                        --------


FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                      CONTRACTS TO DELIVER
               ----------------------------------                     NET UNREALIZED
EXPIRATION            LOCAL             VALUE IN      IN EXCHANGE     APPRECIATION
  DATE               CURRENCY              USD         FOR USD        (DEPRECIATION)
----------     --------------------     ---------     -----------     --------------
12/10/99..         EUR      400,000       422,174        424,260         $  2,086
12/10/99..         EUR      426,548       450,194        443,056           (7,138)
12/22/99..         EUR      426,771       450,908        453,039            2,131
02/04/00..         EUR    1,698,678     1,800,276      1,826,792           26,516
                                                                         --------
               Net unrealized appreciation on forward foreign
              exchange contracts to sell.........................        $ 23,595
                                                                         --------
                                                                         --------

                          GLOSSARY OF CURRENCIES

AUD   --   Australian Dollar               GRD   --   Greek Drachma
EUR   --   Euro                            USD   --   United States Dollar
GBP   --   British Pound Sterling


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- 82.1%
JAPAN-23.4%
Acom Co Ltd........................................................................              8,000      $   875,030
Canon Sales Co Inc.................................................................                400            6,329
Circle K Japan Co Ltd..............................................................                 66            2,647
Daiwa Securities Co Ltd............................................................             59,000          630,050
Daiwabo Information System Co Ltd..................................................              6,200          154,665
DDI Corporation....................................................................                700          765,651
Fast Retailing Co Ltd..............................................................              1,800          431,758
Fuji Soft ABC Inc..................................................................              7,000          641,401
Fujitsu Ltd........................................................................             25,500          768,242
Honda Motor Co Ltd.................................................................              8,000          337,731
Internet Initiative Japan Inc ADR*.................................................                500           26,875
Ito-Yokado Co Ltd..................................................................              5,000          400,096
Japan Telecom Co Ltd...............................................................                400        1,373,951
Japan Tobacco Inc..................................................................                320          353,082
Kao Corp...........................................................................             27,000          823,795
KDD Corporation....................................................................              5,500          691,293
Kirin Brewery Co Ltd...............................................................             46,000          526,975
Matsushita Communication Industrial Co Ltd.........................................              4,000          672,391
Nikko Securities Co Ltd............................................................             75,000          705,205
Nippon Telegraph & Telephone Corporation ADR.......................................              5,375          415,891
Nippon Telegraph & Telephone Corporation...........................................                160          245,622
Nomura Securities Co Ltd...........................................................             30,000          495,371
NTT Data Corporation...............................................................                670        1,060,686
NTT Mobile Communication Network, Inc. (a).........................................                450        1,195,970
Ryohin Keikaku Co Ltd..............................................................              7,000        1,347,278
Sakura Bank Ltd....................................................................            100,000          859,679
Sankyo Co Ltd......................................................................             10,000          284,960
Softbank Corp......................................................................              3,000        1,246,342
Sony Corp..........................................................................              5,400          842,447
Takeda Chemical Industries.........................................................             16,000          919,549
The Bank of Tokyo-Mitsubishi Ltd...................................................             24,000          397,908
The Furukawa Electric Co Ltd.......................................................             88,000          641,689
The Sanwa Bank Ltd.................................................................             32,000          476,201
                                                                                                            -----------
                                                                                                             20,616,760
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- CONTINUED
UNITED KINGDOM-13.2%
ARM Holdings Plc ADR*..............................................................             48,560      $ 4,115,460
British Airport Authority Plc......................................................                176            1,292
British Telecommunications Plc.....................................................             31,011          562,468
BP Amoco Plc.......................................................................            100,498          975,409
Colt Telecom Group Plc ADR*........................................................             10,000        1,185,000
Glaxo Wellcome Plc.................................................................             14,521          428,659
HSBC Holdings Plc..................................................................             44,244          545,049
Lloyds TSB Group Plc...............................................................             26,752          370,015
National Westminster Bank Plc......................................................             25,900          584,919
Psion Plc..........................................................................             20,825          523,704
Royal & Sun Alliance Insurance Group Plc...........................................                560            3,811
Smithkline Beecham Plc.............................................................             42,494          547,587
Tesco Plc..........................................................................            146,227          435,026
Unilever Plc.......................................................................             48,918          453,881
Vodafone AirTouch Plc..............................................................            183,485          853,486
                                                                                                            -----------
                                                                                                             11,585,766
                                                                                                            -----------
FRANCE--10.9%
Accor SA...........................................................................              2,031          457,278
Aerospatiale Matra*................................................................              7,755          189,290
Alcatel Alsthom....................................................................              5,000          781,184
Axa-UAP............................................................................              4,200          592,564
Banque National De Paris...........................................................              4,347          381,885
Canal Plus.........................................................................              7,200          499,958
Cap Gemini SA (a)..................................................................              3,294          499,049
Carrefour SA.......................................................................              3,870          716,606
Castorama Dubois...................................................................              1,470          440,468
Credit Lyonnais SA*................................................................             10,000          302,479
France Telecom SA..................................................................              7,380          713,169
L'Oreal............................................................................                  1              668
Societe Generale...................................................................              1,937          421,849
Total Fina SA Class B..............................................................             15,290        2,067,160
Unilog SA..........................................................................              6,000          411,582
Vivendi............................................................................             14,529        1,101,352
                                                                                                            -----------
                                                                                                              9,576,541
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- CONTINUED
GERMANY--7.4%
AVA Allgemeine Handelsgesellschaft der Verbraucher AG..............................                940      $   432,182
Bayer AG...........................................................................              9,100          372,433
Buderus AG.........................................................................             27,060          456,941
Deutsche Bank AG...................................................................              6,000          430,519
Emprise Management Consulting AG*..................................................              8,000          191,061
Epcos AG*..........................................................................             11,430          468,754
Karstadt AG........................................................................              7,000          316,682
Mannesmann AG (Registered).........................................................              5,000          786,445
Medion AG..........................................................................              1,800          481,020
Metro AG...........................................................................              8,560          460,205
Preussag AG........................................................................              7,000          379,282
PrimaCom AG*.......................................................................              8,225          409,312
Siemans AG.........................................................................              5,500          493,882
Steag Hamatech AG*.................................................................             31,600          781,289
Telegate AG*.......................................................................                200            7,154
                                                                                                            -----------
                                                                                                              6,467,161
                                                                                                            -----------
NETHERLANDS--6.1%
Benckiser NV.......................................................................             12,078          714,148
Equant NV*.........................................................................              6,350          617,977
Heineken NV........................................................................             12,175          621,124
ING Groep NV.......................................................................             11,194          660,466
Koninklijke (Royal) Philips Electronics NV.........................................              5,520          566,240
Laurus NV..........................................................................             26,514          589,987
United Pan-Europe Communications NV*...............................................             10,250          788,312
Vendex NV..........................................................................              8,099          236,457
Versatel Telecom International NV*.................................................             45,440          564,128
Wolters Kluwer NV..................................................................                 36            1,203
                                                                                                            -----------
                                                                                                              5,360,042
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- CONTINUED
SWITZERLAND--3.0%
Adecco SA (Registered).............................................................              1,139      $   690,371
Nestle SA (Registered).............................................................                300          578,569
Novartis AG (Registered)...........................................................                320          478,599
Roche Holdings AG..................................................................                210          366,427
Zurich Allied AG...................................................................                880          498,173
                                                                                                            -----------
                                                                                                              2,612,139
                                                                                                            -----------
FINLAND--2.7%
Nokia Oyj..........................................................................             10,000        1,144,790
Raisio Group Plc...................................................................             33,100          215,564
Sonera Group Oyj...................................................................             20,000          600,749
UPM-Kymmene Oyj....................................................................             12,500          394,538
Metso Oyj*.........................................................................                181            2,047
                                                                                                            -----------
                                                                                                              2,357,688
                                                                                                            -----------
SWEDEN--1.7%
Ericsson AB Class B................................................................             12,420          516,572
Mandamus AB........................................................................                625            3,306
Modern Times Group MTG AB*.........................................................             19,100          617,871
Nordenbanken Holding AB*...........................................................             69,000          399,272
                                                                                                            -----------
                                                                                                              1,537,021
                                                                                                            -----------
ITALY--1.7%
Assicurazioni Generali.............................................................             12,000          386,962
Gucci Group........................................................................              3,000          242,250
Istituto Nazionale delle Assicurazioni.............................................            150,000          455,612
Telecom Italia Mobile..............................................................             61,000          382,181
                                                                                                            -----------
                                                                                                              1,467,005
                                                                                                            -----------
PORTUGAL--1.3%
Banco Espirito Santo (Registered)..................................................             23,025          598,832
Portugal Telecom...................................................................              4,500          200,741
Telecel Comunicacoes Pessoai.......................................................              2,850          370,013
                                                                                                            -----------
                                                                                                              1,169,586
                                                                                                            -----------
SPAIN--1.0%
Banco Popular Espanol SA...........................................................              6,000          404,006

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- CONTINUED
SPAIN -- CONTINUED
Sogecable SA*......................................................................              2,100      $    57,798
Telefonica SA......................................................................             25,140          413,675
                                                                                                            -----------
                                                                                                                875,479
                                                                                                            -----------
TURKEY--0.9%
Aksigorta AS.......................................................................          3,874,000          118,854
Haci Omer Sabanci Holding AS.......................................................         11,200,000          331,967
Turkiye Garanti Bankasi AS*........................................................         14,908,400          127,139
Yapi Ve Kredi Bankasi..............................................................         12,124,400          176,531
                                                                                                            -----------
                                                                                                                754,491
                                                                                                            -----------
INDONESIA--0.8%
Pt Bank Negara Indonesia*..........................................................          1,100,000           56,163
Pt Bank International Indonesia--Foreign*..........................................          2,400,000           52,516
Pt Indocement Tunggal Prakarsa*....................................................            178,000           85,689
Pt Indofood Sukses Makmur*.........................................................             46,000           54,354
Pt Indostat........................................................................             18,500           29,956
Pt Kalbe Farma.....................................................................          1,375,000          170,496
Pt Lippo Bank--Foreign*............................................................          5,020,000          164,770
Pt Semen Gresik....................................................................             23,000           40,934
Pt Telekomunikasi Indonesia........................................................            177,120           83,974
                                                                                                            -----------
                                                                                                                738,852
                                                                                                            -----------
DENMARK--0.8%
Tele Danmark AS....................................................................             11,400          692,171
                                                                                                            -----------
GREECE--0.8%
Hellenic Telecommunication Organization SA.........................................             18,102          383,847
Interamerican SA...................................................................              5,490          185,212
National Bank of Greece............................................................              1,481          106,255
                                                                                                            -----------
                                                                                                                675,314
                                                                                                            -----------
MALAYSIA--0.7%
Arab-Malaysian Merchant Bank.......................................................                358              773
Commerce Asset-Holding Berhad......................................................            110,000          243,158
Malayan Banking Berhad.............................................................             70,000          237,632

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- CONTINUED
MALAYSIA -- CONTINUED
RHB Capital Berhad*................................................................            171,000      $   153,900
                                                                                                            -----------
                                                                                                                635,463
                                                                                                            -----------
IRELAND--0.7%
Bank of Ireland....................................................................             43,289          340,041
Eircom Plc*........................................................................             66,700          277,893
                                                                                                            -----------
                                                                                                                617,934
                                                                                                            -----------
THAILAND--0.7%
Bangkok Bank Public Company Ltd (Foreign Shares) (Registered)*.....................             67,000          156,197
Siam Commercial Bank (Foreign Shares)*.............................................            199,000          216,500
Thai Farmers Bank Public Company Ltd (Foreign Shares)*.............................            146,000          206,113
                                                                                                            -----------
                                                                                                                578,810
                                                                                                            -----------
UNITED STATES--0.6%
Global TeleSystems Group Inc*......................................................             22,000          526,625
                                                                                                            -----------
SINGAPORE--0.6%
DBS Group Holdings Ltd.............................................................             16,282          184,066
Singapore Press Holdings Ltd.......................................................              9,000          154,239
Singapore Telecommunications Ltd...................................................             86,000          163,416
                                                                                                            -----------
                                                                                                                501,721
                                                                                                            -----------
NORWAY--0.4%
Christiania Bank Og Kreditkasse....................................................             79,600          387,447
                                                                                                            -----------
PHILIPPINES--0.4%
Ayala Land Inc.....................................................................            205,000           52,400
Bank of the Philippine Islands.....................................................             47,500          125,561
Metropolitan Bank & Trust Company..................................................             20,906          156,400
Philippine Long Distance Telephone Company.........................................              2,440           50,808
                                                                                                            -----------
                                                                                                                385,169
                                                                                                            -----------
HUNGARY--0.4%
Egis Rt............................................................................                780           23,258
Magyar Tavkozlesi Rt ADR...........................................................              8,980          258,736
Mol Magyar Olaj-Es Gazipari........................................................              1,950           39,298

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- CONTINUED
HUNGARY -- CONTINUED
Pick Szeged Rt.....................................................................                534      $    18,361
                                                                                                            -----------
                                                                                                                339,653
                                                                                                            -----------
AUSTRALIA--0.4%
Australia & New Zealand Bank Group.................................................              1,200            7,925
The News Corporation Ltd...........................................................             43,397          314,048
                                                                                                            -----------
                                                                                                                321,973
                                                                                                            -----------
CANADA--0.3%
Canadian Imperial Bank of Commerce.................................................                 64            1,377
Royal Bank of Canada...............................................................              6,740          290,348
                                                                                                            -----------
                                                                                                                291,725
                                                                                                            -----------
HONG KONG--0.3%
China Everbright Ltd...............................................................             21,000           15,004
China Telecom (Hong Kong) Ltd*.....................................................             74,000          253,399
                                                                                                            -----------
                                                                                                                268,403
                                                                                                            -----------
ESTONIA--0.2%
AS Eesti Telekom GDR (Registered)..................................................             13,600          215,560
                                                                                                            -----------
CZECH REPUBLIC--0.2%
Komercni Banka AS*.................................................................              8,000          202,177
                                                                                                            -----------
POLAND--0.1%
Bank Rozwoju Eksportu SA...........................................................              1,560           42,517
Elektrim SA*.......................................................................              5,000           43,252
Mostostal-Export SA................................................................             10,558            8,608
                                                                                                            -----------
                                                                                                                 94,377
                                                                                                            -----------
CHILE--0.1%
Vina Concha Y Toro ADR.............................................................              2,500           86,250
                                                                                                            -----------
MAURITIUS--0.1%
New Mauritius Hotels Ltd...........................................................             23,500           41,840
State Bank of Mauritius Ltd........................................................             72,000           43,869
                                                                                                            -----------
                                                                                                                 85,709
                                                                                                            -----------
NEW ZEALAND--0.1%
Lion Nathan........................................................................             27,000           58,167

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
COMMON STOCKS -- CONTINUED
NEW ZEALAND -- CONTINUED
Sky Network Television Ltd ADR*....................................................              1,000      $    15,625
                                                                                                            -----------
                                                                                                                 73,792
                                                                                                            -----------
SOUTH AFRICA--0.1%
Edgars Consolidated Stores Ltd.....................................................                100              977
Nedcor Investment Bank Holdings*...................................................              2,946            1,727
Nedcor Ltd.........................................................................              2,979           58,586
                                                                                                            -----------
                                                                                                                 61,290
                                                                                                            -----------
BRAZIL--0.0%
Telecomunicacoes Brasileiras ADR*..................................................              5,000              156
                                                                                                            -----------
BELGIUM--0.0%
Algemene Maatschappij voor Nijverheidskredit NV*...................................                 90                5
                                                                                                            -----------
PERU--0.0%
Cementos Lima SA--Trabajo..........................................................                  1                2
                                                                                                            -----------
TOTAL COMMON STOCKS (COST $46,444,587).............................................                          72,160,257
                                                                                                            -----------
PREFERRED STOCKS--0.6%
GERMANY--0.6%
Marschollek, Lautenschlaeger und Partner AG (Cost $463,222)........................              2,400          506,271
                                                                                                            -----------
INVESTMENT FUNDS--0.0%
POLAND--0.0%
NFI Drugi SA*......................................................................              1,500              825
NFI Foksal SA*.....................................................................              1,500              949
NFI Fortuna SA*....................................................................              1,500            1,042
NFI Hetman SA*.....................................................................              1,500            1,386
NFI Jedenasty SA*..................................................................              1,500            1,066
NFI Kwiatkowski SA*................................................................              1,500            1,795
NFI Magna Polonia SA*..............................................................              1,500            1,543
NFI Octava SA*.....................................................................              1,500            2,204
NFI Piast SA*......................................................................              1,500              782
NFI Pierwszy SA....................................................................              1,500            1,059
NFI Progress SA*...................................................................              1,500            1,113
NFI Siodmy Kazimierza Wielkiego SA*................................................              1,500              828
NFI Trzeci SA*.....................................................................              1,500            1,038

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                  AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------        -----------      -----------
INVESTMENT FUNDS -- CONTINUED
NFI Victoria SA*...................................................................              1,500      $       967
NFI Zachodni SA*...................................................................              1,500            1,525
                                                                                                            -----------
TOTAL INVESTMENT FUNDS (COST $74,520)..............................................                              18,122
                                                                                                            -----------
WARRANTS--0.0%
THAILAND--0.0%
Siam Commercial Bank Public Company Ltd Warrants, expire 06/22/2004*...............              2,100              734
                                                                                                            -----------
BRAZIL--0.0%
Brahma Warrants, expire 4/30/2003*.................................................              9,993              205
                                                                                                            -----------
TOTAL WARRANTS (COST $507).........................................................                                 939
                                                                                                            -----------

                                                                                              FACE
                                                                           CURRENCY           VALUE
-----------------------------------------------------------------------------------        -----------
CORPORATE BONDS--0.0%
GERMANY--0.0%
Preussag AG 2.125%, due 06/17/2004............................................  EUR             21,000           21,899
                                                                                                            -----------
PORTUGAL--0.0%
Jeronimo Martins 0.000%, due 12/30/2004.......................................  PTE          2,879,000           17,564
                                                                                                            -----------
TOTAL CORPORATE BONDS (COST $36,876)...............................................                              39,463
                                                                                                            -----------
REPURCHASE AGREEMENTS--11.9%
UNITED STATES--11.9%
Investors Bank & Trust Repurchase Agreement, dated 10/29/1999, due 11/01/1999, with a maturity value of $10,513,058 and an effective yield of 4.510%, collateralized by U.S. Government and Agency Obligations with rates ranging from 6.302% to 8.125%, with maturity dates ranging from 8/20/2025 to 4/25/2022
and an aggregate market value of $11,034,564 (Cost $10,509,108)................ USD         10,509,108       10,509,108
                                                                                                            -----------
TOTAL INVESTMENTS--94.6% (COST $57,528,820)**......................................                          83,234,160
OTHER ASSETS AND LIABILITIES (NET)--5.4%                                                                      4,718,511
                                                                                                            -----------
TOTAL NET ASSETS--100.0%...........................................................                         $87,952,671
                                                                                                            -----------
                                                                                                            -----------


                                                        (Footnotes on next page)

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND -- (CONTINUED)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

PORTFOLIO FOOTNOTES:
 ADR  American Depository Receipt
 GDR  Global Depository Receipt
 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
   *  Non-income producing security.
  **  Aggregate cost for federal income tax purposes was $58,008,948.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 1999
(PERCENTAGE OF NET ASSETS)

  At October 31, 1999, sector diversification of the Fund's investments was as follows:

                                                                                                                  MARKET
                                                                                                  % OF NET         VALUE
                                                                                                   ASSETS        (NOTE 1)
                                                                                                  ----------    -----------
INDUSTRY SECTOR:
  Telephone Systems............................................................................       12.7%     $11,144,075
  Banking......................................................................................        8.6        7,532,919
  Electronics..................................................................................        8.5        7,489,833
  Communications...............................................................................        6.7        5,933,859
  Financial Services...........................................................................        6.7        5,924,015
  Retailers....................................................................................        5.5        4,806,047
  Computers and Information....................................................................        3.9        3,389,869
  Oil and Gas..................................................................................        3.5        3,081,867
  Insurance....................................................................................        3.3        2,901,654
  Pharmaceuticals..............................................................................        2.9        2,544,890
  Beverages, Food and Tobacco..................................................................        2.9        2,530,215
  Media, Broadcasting and Publishing...........................................................        2.4        2,070,054
  Commercial Services..........................................................................        2.0        1,791,723
  Food Retailers...............................................................................        2.0        1,741,619
  Computer Software and Processing.............................................................        1.9        1,691,029
  Chemicals....................................................................................        1.4        1,219,486
  Industrial--Diversified......................................................................        1.1          980,752
  Heavy Machinery..............................................................................        0.9          788,492
  Cosmetics and Personal Care..................................................................        0.8          714,816
  Health.......................................................................................        0.7          651,387
  Metals.......................................................................................        0.7          641,689
  Other........................................................................................        3.6        3,154,762
                                                                                                    ------      -----------
TOTAL INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.............................................       82.7       72,725,052
OTHER ASSETS AND LIABILITIES (NET).............................................................       17.3       15,227,619
                                                                                                    ------      -----------
NET ASSETS.....................................................................................      100.0%     $87,952,671
                                                                                                    ------      -----------
                                                                                                    ------      -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1999

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                      CONTRACTS TO DELIVER
               ----------------------------------
EXPIRATION            LOCAL             VALUE IN      IN EXCHANGE     NET UNREALIZED
  DATE               CURRENCY              USD         FOR USD        (DEPRECIATION)
----------     --------------------     ---------     -----------     --------------
 11/29/99         JPY   206,811,375     1,993,505      1,986,470        $   (7,035)
                                                                        ----------
               Net unrealized depreciation on forward foreign
              exchange contracts to sell.........................       $   (7,035)
                                                                        ----------
                                                                        ----------


                              GLOSSARY OF CURRENCIES
           EUR     --      Euro                        PTE      --     Portuguese Escudo
           JPY     --      Japanese Yen                USD      --     United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 1999


                                                                                         JULIUS BAER        JULIUS BAER
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND               FUND
                                                                                         -------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $20,000,422 and $47,019,712
     respectively)....................................................................    $19,472,013         $ 72,725,052
  Repurchase agreements, at cost......................................................      1,699,312           10,509,108
  Foreign currency, at value (Cost $149,528 and $49,833, respectively)................        156,038               62,125
  Receivables:
     Investments sold.................................................................             --            4,485,846
     Fund shares sold.................................................................          3,712              400,171
     Interest and dividends...........................................................        245,418               30,468
     Tax reclaims.....................................................................             --               58,842
  Unrealized appreciation on forward foreign exchange contracts.......................         31,835                   --
  Prepaid expenses....................................................................          2,723               13,316
                                                                                          -----------         ------------
     Total Assets.....................................................................     21,611,051           88,284,928
                                                                                          -----------         ------------
LIABILITIES:
  Payables:
     Fund shares repurchased..........................................................          2,265                   --
     Investment advisory fee..........................................................         17,000              192,277
     Distribution and shareholder servicing fees (Note 3).............................         13,202               47,973
  Unrealized depreciation on forward foreign exchange contracts.......................         52,075                7,035
  Accrued expenses and other payables.................................................         26,324               84,972
                                                                                          -----------         ------------
     Total Liabilities................................................................        110,866              332,257
                                                                                          -----------         ------------
NET ASSETS............................................................................    $21,500,185         $ 87,952,671
                                                                                          -----------         ------------
                                                                                          -----------         ------------
NET ASSETS CONSIST OF:
  Par value...........................................................................    $     1,873         $      4,035
  Paid in capital in excess of par value..............................................     22,538,799           54,966,175
  Undistributed net investment income.................................................         13,731              292,968
  Accumulated net realized gain (loss) on security transactions, forward foreign
     exchange contracts and foreign currency transactions.............................       (506,321)           6,975,370
  Net unrealized appreciation (depreciation) on securities, forward foreign exchange
     contracts and foreign currency related transactions..............................       (547,897)          25,714,123
                                                                                          -----------         ------------
NET ASSETS............................................................................    $21,500,185         $ 87,952,671
                                                                                          -----------         ------------
                                                                                          -----------         ------------
SHARES OUTSTANDING....................................................................      1,873,276            4,035,406
                                                                                          -----------         ------------
                                                                                          -----------         ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE........................................    $     11.48         $      21.80
                                                                                          -----------         ------------
                                                                                          -----------         ------------


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                                                                         JULIUS BAER        JULIUS BAER
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND               FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME (LOSS):
  Interest............................................................................    $   950,523         $    131,784
  Dividends+..........................................................................             --              887,106
                                                                                          -----------         ------------
                                                                                              950,523            1,018,890
EXPENSES:
  Investment advisory fee (Note 2)....................................................        112,462              688,556
  Custody and administration fees.....................................................         42,065              235,408
  Distribution and shareholder servicing fees (Note 3)................................         43,254              172,139
  Professional fees...................................................................         30,540              133,802
  Trustees' fees and expenses (Note 2)................................................         12,807               12,807
  Transfer agent fees.................................................................         19,745               25,541
  Registration and filing fees........................................................         15,320               16,582
  Shareholder reports.................................................................         11,156               48,900
  Insurance premium...................................................................          4,717               18,327
  Miscellaneous fees..................................................................          1,236                1,988
                                                                                          -----------         ------------
     Total gross expenses.............................................................        293,302            1,354,050
     Less: Fees paid indirectly (Note 2)..............................................           (198)              (1,305)
     Less: Fees waived by investment adviser (Note 2).................................        (56,231)                  --
                                                                                          -----------         ------------
     Net expenses.....................................................................        236,873            1,352,745
                                                                                          -----------         ------------
NET INVESTMENT INCOME (LOSS)..........................................................        713,650             (333,855)
                                                                                          -----------         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions............................................................        (21,471)           7,140,895
     Forward foreign exchange contracts...............................................        (64,491)             495,354
     Foreign currency transactions....................................................        (27,714)            (155,933)
                                                                                          -----------         ------------
       Net realized gain (loss) on investments........................................       (113,676)           7,480,316
                                                                                          -----------         ------------
  Net change in unrealized appreciation (depreciation) on:
     Securities.......................................................................       (915,101)          18,729,396
     Forward foreign exchange contracts...............................................        (18,030)            (100,255)
     Currencies and net other assets..................................................         (5,119)              32,385
                                                                                          -----------         ------------
       Net change in unrealized appreciation (depreciation) of investments............       (938,250)          18,661,526
                                                                                          -----------         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................................     (1,051,926)          26,141,842
                                                                                          -----------         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................    $  (338,276)        $ 25,807,987
                                                                                          -----------         ------------
                                                                                          -----------         ------------

------------------
+ Net of foreign withholding taxes of $104,136 for the International Equity
  Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          FOR THE YEAR        FOR THE YEAR
                                                                                             ENDED               ENDED
                                                                                         OCTOBER 31, 1999    OCTOBER 31, 1998
                                                                                         ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.................................................................     $    713,650        $    475,074
Net realized gain (loss) on investments...............................................         (113,676)            499,745
Net change in unrealized appreciation (depreciation) of investments...................         (938,250)            149,604
                                                                                           ------------        ------------
Net increase (decrease) in net assets resulting from operations.......................         (338,276)          1,124,423
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
  Distributions from net investment income............................................         (573,809)           (564,298)
  Distributions from capital..........................................................         (135,854)                 --
FUND SHARE TRANSACTIONS:
  Net increase from Fund share transactions (Note 5)..................................        7,293,770           2,804,874
                                                                                           ------------        ------------
  Net increase in net assets..........................................................        6,245,831           3,364,999
NET ASSETS:
Beginning of year.....................................................................       15,254,354          11,889,355
                                                                                           ------------        ------------
End of year (including undistributed (distributions in excess of) net investment
  income of $13,731 and ($102,745), respectively).....................................     $ 21,500,185        $ 15,254,354
                                                                                           ------------        ------------
                                                                                           ------------        ------------


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          FOR THE YEAR        FOR THE YEAR
                                                                                             ENDED               ENDED
                                                                                         OCTOBER 31, 1999    OCTOBER 31, 1998
                                                                                         ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss...................................................................     $   (333,855)       $    (88,611)
Net realized gain on investments......................................................        7,480,316           4,953,520
Net change in unrealized appreciation of investments..................................       18,661,526           2,362,835
                                                                                           ------------        ------------
Net increase in net assets resulting from operations..................................       25,807,987           7,227,744
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net realized gains on investments..................................       (1,455,339)                 --
Distributions in excess of net investment income......................................               --            (501,882)
FUND SHARE TRANSACTIONS:
Net increase from Fund share transactions (Note 5)....................................        6,882,287           5,690,137
                                                                                           ------------        ------------
Net increase in net assets............................................................       31,234,935          12,415,999
NET ASSETS:
Beginning of year.....................................................................       56,717,736          44,301,737
                                                                                           ------------        ------------
End of year (including undistributed (distributions in excess of) net investment
  income of $292,968 and ($640,399), respectively)....................................     $ 87,952,671        $ 56,717,736
                                                                                           ------------        ------------
                                                                                           ------------        ------------


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                               YEAR ENDED OCTOBER 31,
                                                      ------------------------------------------------------------------------
                                                        1999             1998             1997        1996           1995
                                                      --------         --------         --------    -----------    -----------
Net Asset Value, beginning of period...............   $  12.22         $  11.70         $  12.01      $ 12.11        $ 11.16
                                                      --------         --------         --------      -------        -------
Income (Loss) from investment operations:
  Net investment income............................       0.51             0.48             0.50         0.59           0.59 (1)
  Net realized and unrealized gain (loss) on
     investments...................................      (0.77)            0.59            (0.13)        0.36           0.92
                                                      --------         --------         --------      -------        -------
     Total income (loss) from investment
       operations..................................      (0.26)            1.07             0.37         0.95           1.51
                                                      --------         --------         --------      -------        -------
Less distributions:
  From net investment income.......................      (0.41)           (0.55)           (0.58)       (1.05)         (0.56)
  From capital (Note 1)............................      (0.07)              --            (0.10)          --             --
                                                      --------         --------         --------      -------        -------
     Total distributions...........................      (0.48)           (0.55)           (0.68)       (1.05)         (0.56)
                                                      --------         --------         --------      -------        -------
Net Asset Value, end of period.....................   $  11.48         $  12.22         $  11.70      $ 12.01        $ 12.11
                                                      --------         --------         --------      -------        -------
                                                      --------         --------         --------      -------        -------
Total Return.......................................      (2.17)%           9.43%            3.24%        8.25%         13.90%
                                                      --------         --------         --------      -------        -------
                                                      --------         --------         --------      -------        -------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)...............   $ 21,500         $ 15,254         $ 11,889      $14,584        $17,327
Ratio of net investment income to
  average net assets...............................       4.11%            3.93%            4.32%        4.71%          5.19%
Ratio of total expenses to average net assets......       1.36%(2)(3)      1.77%(2)(3)      1.99%        2.53%(2)       2.15%(2)
Portfolio turnover rate............................        136%             269%             162%         219%           319%


------------------
(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.


(2) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 1.36%, 1.77%, 2.43% and 2.05% for the years ended October 31, 1999, 1998, 1996 and 1995, respectively.


(3) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.69% and 1.83% for the years ended October 31, 1999 and 1998, respectively.


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                              YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------------------------
                                                        1999          1998          1997          1996             1995
                                                      --------      --------      --------      -----------      -----------
  Net Asset Value, beginning of period.............   $  15.39      $  13.41      $  11.43        $ 10.13          $ 11.30
Income from investment operations:
  Net investment income (loss).....................      (0.07)        (0.03)       0.00(1)         (0.02)           (0.06)(1)
  Net realized and unrealized gain (loss) on
     investments...................................       6.87          2.16          2.02           1.32            (1.11)
                                                      --------      --------      --------        -------          -------
  Total income (loss) from investment operations...       6.80          2.13          2.02           1.30            (1.17)
                                                      --------      --------      --------        -------          -------
Less distributions:
  From net realized gains on investments...........      (0.39)           --            --             --               --
  In excess of net investment income...............         --         (0.15)        (0.04)            --               --
                                                      --------      --------      --------        -------          -------
  Net Asset Value, end of period...................   $  21.80      $  15.39      $  13.41        $ 11.43          $ 10.13
                                                      --------      --------      --------        -------          -------
                                                      --------      --------      --------        -------          -------
  Total Return.....................................      44.86%        16.10%        17.68%         12.73%          (10.35)%
                                                      --------      --------      --------        -------          -------
                                                      --------      --------      --------        -------          -------
Ratios/Supplemental Data:
  Net assets, end of period (in 000's).............   $ 87,953      $ 56,718      $ 44,302        $19,161          $ 9,643
Ratio of net investment income (loss)
  to average net assets............................      (0.48)%       (0.15)%        0.00%         (0.58)%          (0.63)%
Ratio of total expenses to average net assets......       1.96%(3)      1.85%(2)(3)     1.79%(2)      2.46%(2)(3)      2.84%(2)(3)
Portfolio turnover rate............................         73%          134%           94%            67%             116%


------------------
(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.


(2) Net of the voluntary expense waiver and reimbursement by the Adviser. Excluding this waiver and reimbursement, the ratio would have been 2.09%, 2.29%, 2.96% and 3.36% for the years ended October 31, 1998, 1997, 1996 and
    1995, respectively.


(3) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio would have been 1.96%, 1.87%, 2.37% and 2.67% for the years ended October 31, 1999, 1998, 1996 and 1995, respectively.


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

     The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Portfolio valuation: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Funds available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

     Amortization of bond premium and accretion of bond discount: Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

     Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under
Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Bank Julius Baer & Co., Ltd., New York Branch ("Bank Julius Baer") serves as the investment adviser. The Income Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.65% of average daily net assets. The adviser has voluntarily agreed to waive half of its advisory fee on the first
$25 million of the Income Fund's average daily net assets. The waiver can be terminated at any time. The Equity Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 1.00% of average daily net assets.

     No director, officer or employee of Bank Julius Baer or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

     The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian.

     For the year ended October 31, 1999, the Equity Fund incurred total brokerage commissions of $225,208, of which $26,666 was paid to affiliates of the adviser.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund. The adviser and the administrator may pay additional marketing costs out of their profits.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments, during the year ended October 31, 1999, were as follows:

                                                                                                 COST OF       PROCEEDS
                                                                                                PURCHASES     FROM SALES
                                                                                               -----------    -----------
Income Fund.................................................................................   $15,256,999    $ 7,150,710
Equity Fund.................................................................................    49,405,646     49,241,940

     Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 1999, were $10,836,114 and $14,919,801, respectively for the Income Fund.

     At October 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                                                UNREALIZED      UNREALIZED
                                                                                               APPRECIATION    DEPRECIATION
                                                                                               ------------    ------------
Income Fund.................................................................................   $      1,212    $    535,479
Equity Fund.................................................................................     26,618,259       1,393,047

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                                                        YEAR ENDED 10/31/99           YEAR ENDED 10/31/98
                                                                     --------------------------    --------------------------
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
INCOME FUND:
Sold..............................................................    1,114,316    $ 13,085,932       503,318    $  5,984,704
Issued as reinvestment of dividends...............................       51,781         609,359        38,218         450,479
Redeemed..........................................................     (541,028)     (6,401,521)     (309,148)     (3,630,309)
                                                                     ----------    ------------    ----------    ------------
Net increase......................................................      625,069    $  7,293,770       232,388    $  2,804,874
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------


                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
EQUITY FUND:
Sold..............................................................    2,012,216    $ 37,678,745     1,863,767    $ 29,548,855
Issued as reinvestment of dividends...............................       59,878       1,019,125        36,110         497,235
Redeemed..........................................................   (1,722,047)    (31,815,583)   (1,517,046)    (24,355,953)
                                                                     ----------    ------------    ----------    ------------
Net increase......................................................      350,047    $  6,882,287       382,831    $  5,690,137
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

6. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.


7. FEDERAL TAX INFORMATION


     At October 31, 1999, the Income Fund had $500,463 available as capital loss carryforwards which expire in 2002.


     The Equity Fund has designated 100% (unaudited) of the distribution paid during the year ended October 31, 1999 as a long term capital gain dividend.



8. SUBSEQUENT EVENTS


     Effective November 15, 1999, a new class of shares, Class I, was offered for both Funds in addition to the existing Class A shares. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus.


     Also, effective November 15, 1999, Bank Julius Baer began serving as Co-Administrator and will be paid a fee for providing administrative and shareholder services at an annual rate of 0.25% and 0.15% of average daily net assets of the International Equity and Global Income Fund's Class A shares. Bank Julius Baer also decreased its investment advisory fee to an annual rate of 0.75% and 0.50% of average daily net assets and has contractually agreed to waive, until November 15, 2000, 0.15% and 0.325% of average daily net assets of the International Equity and Global Income Funds, respectively.


9. YEAR 2000 (UNAUDITED)

     Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Funds have been informed that the Adviser, and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Funds are dependent may result in errors and account maintenance failures. The Funds have no reason to believe that (1) the Year 2000 plans of the Adviser and the Funds' other service providers will not be completed by December, 1999, and (2) the costs currently associated with the implementation of their plans will have a material adverse impact on the business, operations or financial condition of the Funds or their service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Funds invest. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Funds' service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Funds or their service providers.

     The Funds and the Adviser will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
AND JULIUS BAER INTERNATIONAL EQUITY FUND
                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees
Julius Baer Investment Funds:

     We have audited the accompanying statements of assets and liabilities of Julius Baer Global Income Fund and Julius Baer International Equity Fund, portfolios of Julius Baer Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts, as of October 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Income Fund and Julius Baer International Equity Fund as of October 31, 1999, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                           /s/ KPMG LLP


Boston, Massachusetts
December 10, 1999

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




                                                                   JULIUS BAER
                                                                INVESTMENT FUNDS

                                                                   Julius Baer
                                                                     Global
                                                                     Income
                                                                      Fund

                                                                   Julius Baer
                                                                  International
                                                                     Equity
                                                                      Fund

                                                                October 31, 1999


This report is sent to the shareholders
of the Julius Baer Investment Funds for
their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in the report.